SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FRANKLIN CALIFORNIA TAX-FREE TRUST
FRANKLIN CUSTODIAN FUNDS
FRANKLIN FEDERAL TAX-FREE INCOME FUND
FRANKLIN FUND ALLOCATOR SERIES
FRANKLIN GLOBAL TRUST
FRANKLIN GOLD AND PRECIOUS METALS FUND
FRANKLIN HIGH INCOME TRUST
FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN MUNICIPAL SECURITIES TRUST
FRANKLIN NEW YORK TAX-FREE INCOME FUND
FRANKLIN NEW YORK TAX-FREE TRUST
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
FRANKLIN STRATEGIC SERIES
FRANKLIN TAX-FREE TRUST
FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN TEMPLETON MONEY FUND TRUST
FRANKLIN U.S. GOVERNMENT MONEY FUND
INSTITUTIONAL FIDUCIARY TRUST
THE MONEY MARKET PORTFOLIOS
TEMPLETON CHINA WORLD FUND
TEMPLETON FUNDS
TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON GLOBAL OPPORTUNITIES TRUST
TEMPLETON GLOBAL SMALLER COMPANIES FUND
TEMPLETON INCOME TRUST
TEMPLETON INSTITUTIONAL FUNDS
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Franklin Templeton Investment Funds1
One Franklin Parkway
San Mateo, California 94403-1906

The control number below will allow you to access proxy information online for all your investments connected with this Special Joint Meeting of Shareholders. To access your proxy please log on to:

www.proxyonline.com/FT

YOUR CONTROL NUMBER IS:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL JOINT
MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON OCTOBER 30, 2017

Dear Shareholder,

Notice is hereby given for the Special Joint Meeting of Shareholders (the “Meeting”) of certain U.S. registered investment companies in the Franklin Templeton Investments fund complex (together, the “Trusts,” and each, a “Trust”), including their various series (together, the “Funds,” and each, a “Fund”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017 at 10:00 a.m., Pacific time, or as adjourned.

During the Meeting, shareholders of the Trusts will vote on the following Proposals and Sub-Proposals:

1.	To elect a Board of Trustees of each Trust.

2.	For certain Funds[2] to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

3.	For all Funds, to approve an amended fundamental investment restriction regarding investments in commodities.

4.	For Franklin Small-Mid Cap Growth Fund, Templeton Global Balanced Fund and Templeton Emerging Markets Small Cap Fund, to approve an amended fundamental investment restriction regarding lending.

5.	For Franklin Small-Mid Cap Growth Fund, to approve amendments to certain fundamental investment restrictions of the Fund (includes six (6) Sub-Proposals) as follows:

[1]
Franklin California Tax-Free Income Fund, Franklin California Tax-Free Trust, Franklin Custodian Funds, Franklin Federal Tax-Free Income Fund, Franklin Fund Allocator Series, Franklin Global Trust, Franklin Gold and Precious Metals Fund, Franklin High Income Trust, Franklin Investors Securities Trust, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust, Franklin Real Estate Securities Trust, Franklin Strategic Mortgage Portfolio, Franklin Strategic Series, Franklin Tax-Free Trust, Franklin Templeton Global Trust, Franklin Templeton International Trust, Franklin Templeton Money Fund Trust, Franklin U.S. Government Money Fund, Institutional Fiduciary Trust, The Money Market Portfolios, Templeton China World Fund, Templeton Funds, Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Global Smaller Companies Fund, Templeton Income Trust and Templeton Institutional Funds

[2]
Excluding Franklin Corefolio Allocation Fund, Franklin Focused Growth Fund, Franklin Flexible Alpha Bond Fund, Franklin Founding Funds Allocation Fund, Franklin Global Listed Infrastructure Fund, Franklin India Growth Fund, Franklin LifeSmartTM Retirement Income Fund, Franklin NextStep Funds, Franklin Payout Funds, Franklin Templeton Money Fund Trust, Franklin U.S. Government Money Fund, Institutional Fiduciary Trust – Money Market Portfolio, Templeton Foreign Smaller Companies Fund, Templeton Global Currency Fund and Templeton Global Smaller Companies Fund.

a.	To amend the fundamental investment restriction regarding borrowing;

b.	To amend the fundamental investment restriction regarding underwriting;

c.	To amend the fundamental investment restriction regarding investments in real estate;

d.	To amend the fundamental investment restriction regarding issuing senior securities;

e.	To amend the fundamental investment restriction regarding industry concentration; and

f.	To amend the fundamental investment restriction regarding diversification of investments.

6.	For Franklin Small-Mid Cap Growth Fund, to approve the elimination of certain fundamental investment restrictions (includes eight (8) Sub-Proposals).

7a-7c.
If properly presented, for Franklin High Yield Tax-Free Income Fund, Templeton Global Bond Fund and Franklin High Income Fund, a shareholder proposal that such Funds’ Boards of Trustees institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity.

8a-8d.
If properly presented, for Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Income Fund, Franklin High Income Fund and Franklin California Tax-Free Income Fund, a shareholder proposal that such Funds’ Boards of Trustees institute transparent procedures to prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.

The Board of Trustees of each Trust unanimously recommends a vote “FOR” Proposals 1-6 and a vote “AGAINST” Proposals 7a-7c and 8a-8d.

This communication is not for voting and presents only an overview of the more complete proxy materials available to you on the Internet at www.proxyonline.com/docs/FTproxy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Please go to www.proxyonline.com/FT and enter the control number found in the box above.  Once you have logged in, you can view/download the letter, proxy statement and proxy card, request a copy of the proxy materials via e-mail or the U.S. Post Office, and vote your shares.  You may choose, if eligible, to vote via the Internet, by touch-tone phone, or print the proxy and mail it in.

Please read the proxy materials carefully and vote your shares.  If you should have any questions about this Notice or the proxy materials or would like information about how to attend the meeting in person, please call 800-967-5068 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m., Eastern time and Saturday between the hours of 10:00 a.m. and 4:00 p.m., Eastern time.

Thank you in advance for your participation and for your investment.

By Order of the Board of Trustees,

Craig S. Tyle
Vice President

If you would like to receive a paper or electronic copy of the proxy materials, please see the enclosed “Request for Proxy Materials” document for instructions.

SHAREHOLDER PRIVACY:  To ensure your privacy there is no personal information required to view or request proxy materials and/or vote.  The control number listed above is a unique identifier created for this proxy and this proxy only.  It is not linked to your account number nor can it be used in any other manner other than this proxy.

REQUEST FOR PROXY MATERIALS

If you would like to receive a paper or electronic copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy using any of the options below.  If you wish to receive a paper copy through the mail, please make that request on or before October 23, 2017 to allow for timely delivery.   If you request to receive an electronic copy, please do so by October 27, 2017.

By Internet

Go to www.proxyonline.com/FT and enter the control number found in the box on the upper right hand corner of the reverse side. Once you have logged in you may request a copy of the proxy materials to be sent to your e-mail address or to your home.

You may also elect to receive all future proxy materials from Franklin Templeton via the U.S. Post Office or e-mail.

By Phone

You can request either an electronic copy or hard copy of the proxy materials by calling toll-free (800) 967-5068 and referencing the control number listed on the enclosed Notice.  Representatives are available Monday through Friday between the hours of 9:00 a.m. to 10:00 p.m. Eastern time and Saturday between the hours of 10:00 a.m. and 4:00 p.m. Eastern time.

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By E-mail

To request a copy of the proxy materials, please send an e-mail with your control number in the subject line to the address noted below:

For a paper copy: paperproxy@proxyonline.com

For an electronic copy: emailproxy@proxyonline.com

To elect to receive all future proxy materials via the referenced delivery method, please type “Permanent Request” in the body of the e-mail.